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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 15, 2002



                                  NETGURU, INC.
              (Exact name of registrant a specified in its charter)



         Delaware                      0-28560                   22-2356861
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)



                            22700 Savi Ranch Parkway
                          Yorba Linda, California 92887
               (Address of principal executive offices) (Zip Code)



                                 (714) 974-2500
               Registrant's telephone number, including area code



                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On April 2, 2002, the Board of Directors of netGuru, Inc. (the "Company") elected Bruce Nelson to the office of Chief Financial Officer of the Company, effective as of April 15, 2002. The Board of Directors accepted the resignation of Jyoti Chatterjee, effective as of April 15, 2002, from the office of acting Chief Financial Officer of the Company, which Mr. Chatterjee assumed after the removal of Wayne Blair from such office.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2002                                 NETGURU, INC.


                                                     By:/s/Amrit K. Das
                                                       -------------------------
                                                     Amrit K. Das
                                                     Chairman of the Board and
                                                     Chief Executive Officer